UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018 (March 19, 2018)
HighPoint Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-222275	82-3620361
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100
(Registrant's telephone number, including area code)

Red Rider Holdco, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed by Bill Barrett Corporation ("Bill Barrett") on March 19, 2018 (the "Original Form 8-K"), HighPoint Resources Corporation (the "Company") became the successor to Bill Barrett on March 19, 2018 upon the closing of the transactions contemplated by the Agreement and Plan of Merger, dated December 4, 2017 (the "Merger Agreement"), pursuant to which Bill Barrett combined with Fifth Creek Energy Operating Company, LLC ("Fifth Creek") (the "Merger"). This Form 8-K/A amends the Original Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b).

Item 2.01.    Completion of Acquisition or Disposition of Assets

The Original Form 8-K reported the above described transaction, and a copy of the Merger Agreement was attached to the Original Form 8-K as Exhibit 2.1. This Form 8-K/A amends the Original Form 8-K to provide the financial statements of the business acquired and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively. This amendment makes no other amendments to the Original Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired.

The Audited Financial Statements of Fifth Creek as of and for the year ended December 31, 2017 required by this Item are included as Exhibit 99.1 and incorporated by reference herein.

(b)    Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Statements of the Company for the year ended December 31, 2017 are set forth in Exhibit 99.2.

(d)    Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of KPMG.

99.1	Audited Financial Statements of Fifth Creek as of and for the year ended December 31, 2017.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Company for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 10, 2018	BILL BARRETT CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of KPMG.

99.1	Audited Historical Financial Statements of Fifth Creek as of and for the year ended December 31, 2017.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Company for the year ended December 31, 2017.